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U.S. Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 26, 2003

Commission file number 1-12793

STARTEK, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	84-1370538
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 Garfield Street, Denver, Colorado 80206
(Address of principal executive offices, Zip Code)

(303) 361-6000
(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (C)
  Exhibits

Exhibit No.	Description
99.1	Press Release dated February 25, 2003

ITEM 9. REGULATION FD DISCLOSURE

        Pursuant to Regulation FD, StarTek, Inc. is filing this 8-K, attaching its press release dated February 26, 2003 regarding fourth quarter and year end results of operations for 2002.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.
Date: February 26, 2003	By:	/s/ DAVID I. ROSENTHAL David I. Rosenthal Executive Vice President, Chief Financial Officer, Secretary, and Treasurer

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  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES